Audited Financial Statements of Impact Media, LLC as of December 31, 1998.

Impact Media, LLC
Orem, Utah


We have audited the accompanying balance sheet of Impact Media, LLC as of December 31, 1998, and the related statements of operations and members' equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Impact Media, LLC as of December 31, 1998 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                            Wisan, Smith, Racker & Prescott, LLP


Salt Lake City, Utah
August 18, 1999

                                IMPACT MEDIA, LLC
                                  BALANCE SHEET
                                December 31, 1998


    ASSETS

CURRENT ASSETS
  Cash and cash equivalents                            $  151,660
  Inventory                                                12,500
                                                       ----------
                                TOTAL CURRENT ASSETS                  $  164,160

EQUIPMENT                                                                 33,945

PREPAID EXPENSES                                                           2,390
                                                                      ----------
                                        TOTAL ASSETS                  $  200,495
                                                                      ==========
    LIABILITIES AND EQUITY

CURRENT LIABILITIES
  Trade accounts payable                               $   23,890
  Accrued expenses                                          4,290
  Notes payable - related party                             2,400
  Notes payable - current portion                          14,684
                                                       ----------
                           TOTAL CURRENT LIABILITIES                      45,264

NOTES PAYABLE                                                             18,875

MEMBERS' EQUITY                                                          136,356
                                                                      ----------
                        TOTAL LIABILITIES AND EQUITY                  $  200,495
                                                                      ==========

THE ACCOMPANYING NOTES ARE AN INTEGARAL PART OF THE FINANCIAL STATEMENTS.

                                IMPACT MEDIA, LLC
                   STATEMENT OF OPERATIONS AND MEMBERS' EQUITY
                          Year ended December 31, 1998


REVENUE
  Net sales                                           $ 3,211,072
  Cost of sales                                         2,615,227
                                                      -----------
                                        GROSS PROFIT                  $  595,845

OPERATING EXPENSES
  Selling                                                  17,450
  General and administrative                              451,172
  Depreciation                                              3,935        472,557
                                                      -----------     ----------
                                    OPERATING INCOME                     123,288

OTHER EXPENSE
  Interest expense                                                         3,650
                                                                      ----------
Income before income taxes                                               119,638

Income taxes                                                                 -
                                                                      ----------
                                          NET INCOME                     119,638

MEMBERS' EQUITY
  Balance - beginning of year                                                -
  Contributions                                                           16,718
                                                                      ----------
  Balance - end of year                                               $  136,356
                                                                      ==========

THE ACCOMPANYING NOTES ARE AN INTEGARAL PART OF THE FINANCIAL STATEMENTS.

                                IMPACT MEDIA, LLC
                             STATEMENT OF CASH FLOWS
                          Year ended December 31, 1998


CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                          $   119,638

  Adjustments to reconcile net income to net
   cash flows from operating activities:
   Depreciation                                             3,935
   Changes in operating assets and liabilities:
    Increase in inventory                                 (12,500)
    Increase in other assets                               (2,390)
    Increase in trade accounts payable                     23,890
    Increase in accrued expenses                            4,290
                                                      ------------
            Net cash flows from operating activities                 $  136,863

CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of equipment                                   (17,751)
                                                      ------------
               Net cash used by investing activities                    (17,751)

CASH FLOWS FROM FINANCING ACTIVITIES
  Cash from notes payable                                  41,430
  Principal payments on notes payable                     (25,600)
  Cash from contributions                                  16,718
                                                      ------------
            Net cash flows from financing activities                     32,548
                                                                     -----------
                                NET INCREASE IN CASH
                                AND CASH EQUIVALENTS                    151,660

                           CASH AND CASH EQUIVALENTS
                                AT BEGINNING OF YEAR                        -
                                                                     -----------
                           CASH AND CASH EQUIVALENTS
                                      AT END OF YEAR                 $  151,660
                                                                     ===========
SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
In 1998, $20,129 of equipment was purchased by assuming $20,129 of long-term capital leases.

THE ACCOMPANYING NOTES ARE AN INTEGARAL PART OF THE FINANCIAL STATEMENTS.

                                IMPACT MEDIA, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 1998

NOTE 1 -       SIGNIFICANT ACCOUNTING POLICIES
I.  Business Activities
               Impact Media, LLC (the Company) was organized on January 1, 1998 and is engaged in the design, manufacture and marketing of multimedia brochure kits, shaped compact discs and similar products and services intended to facilitate conducting business over the Internet. The Company markets its products and services throughout the United States.

               Cash and Cash Equivalents
               -------------------------
               Cash equivalents are generally comprised of certain highly liquid investments with maturities of less than three months.

               Inventories
               -----------
               Inventories  are reflected in the  financial  statements at their
               aggregate  lower  of  cost   (first-in,   first-out)  or  market.
               Inventory consists mainly of finished goods.

II.  Property and Equipment
               Depreciation expense in computed principally on the straight-line method in amounts sufficient to write off the cost of depreciable assets over their estimated useful lives.

               Normal maintenance and repair items are charged to costs and expenses as incurred. The cost and accumulated depreciation of property and equipment sold or otherwise retired are removed from the accounts and gain or loss on disposition is reflected in net income in the period of disposition.

III.  Estimates
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

IV.  Revenue Recognition
               Revenue is recognized when services are provided to customers.

V.  Income Taxes
               The Company has filed an election with the Internal Revenue Service to report taxable income as a partnership. Under such election, federal and state income taxes on earnings of the Company are the responsibility of the individual members.


VI.  Comprehensive Income
               In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, "Reporting Comprehensive Income," which establishes new rules for the reporting and display of comprehensive income and its components. Application of SFAS No. 130 had no impact on the Company's net income or members' equity.

               Advertising and Promotion
               -------------------------
               All costs associated with advertising and promoting the Company's products and services are expensed in the period incurred. Advertising expense amounted to $460 for the year ended December 31, 1998.


NOTE 2 -       CASH AND CASH EQUIVALENTS
               The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

NOTE 4 -       EQUIPMENT
               Equipment as of December 31, 1998 is detailed in the following summary:

                                                       Accumulated      Net Book
                                            Cost      Depreciation       Value
                                         -----------   -----------   -----------
               Computer equipment        $   15,261    $    2,025    $    13,236
               Furniture and fixtures        18,025         1,072         16,953
               Computer software              4,594           838          3,756
                                         -----------   -----------   -----------
                                         $   37,880    $    3,935    $    33,945
                                         ===========   ===========   ===========

               Included in property and equipment are assets capitalized under capital lease obligations at December 31, 1998 amounting to $21,914 of which $17,860 is furniture and fixtures, $3,455 is computer equipment and $599 is computer software. Accumulated amortization for items capitalized under capital leases was $2,250 at December 31, 1998. Amortization expense, which is computed using the straight-line method over the term of each lease, is included with depreciation expense.


NOTE 4 -       COMMITMENTS AND CONTINGENCIES
VII.   Leases
               The Company leases its office space under operating lease agreements. Future aggregate minimum obligations under operating leases as of December 31, 1998 are as follows:

                                                               Operating
                                                                 Leases
               Year ending December 31,                       -----------
                 1999                                         $    18,600
                 2000                                                 -
                 2001                                                 -
                 2002                                                 -
                 2003                                                 -
                                                              ------------
               Total                                          $    18,600
                                                              ============

               Rental expenses under the operating lease agreements totaled approximately $10,910 for the year ended December 31, 1998.


NOTE 5 -       NOTES PAYABLE - RELATED PARTY
               Notes payable - related party as of December 31, 1998 are detailed in the following summary:

               Note payable to relative of a member,
                bearing interest at 20%, unsecured,
                payable on demand                             $     2,400

               Less current portion                                (2,400)
                                                              ------------
               Long-term portion                              $       -
                                                              ============

NOTE 6 -       NOTES PAYABLE
               Notes payable as of December 31, 1998 are detailed in the following summary:

               Note  payable  to  a   financial   institution,
                interest at 9.75%, payable in monthly payments
                of  $697  including  principal  and  interest,
                through December, 2000                               $   15,000

               Obligations under capital leases, due in monthly
                installments with imputed interest of 10%                18,559
                                                                     -----------
                                                                         33,559
               Less current portion                                     (14,684)

               Long-term portion                                     $   18,875
                                                                     ===========

               The following is a schedule by years of principal payments under notes payable as of December 31, 1998:

                               1999                                  $   14,684
                               2000                                      15,238
                               2001                                       3,637
                                                                     -----------
                                                                     $   33,559
                                                                     ===========

               The following is a schedule by years of future minimum lease payments under capital leases together with the present value of the net minimum payments as of December 31, 1998:

                               1999                                  $    9,098
                               2000                                       9,098
                               2001                                       4,437
                                                                     -----------
                               Total minimum lease payments              22,633
                               Amount representing interest              (4,074)
                                                                     -----------
                               Present value of net minimum lease
                                 payments (including $7,461
                                 classified as current)              $   18,559
                                                                     ===========

               Interest paid during the year ended December 31, 1998 was $3,650.


NOTE 7 -       YEAR 2000 ISSUE (UNAUDITED)
               Like other companies, Impact Media, LLC, could be adversely affected if the computer systems the Company, it's suppliers or customers use do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment, etc. At this time, because of the complexities involved in the issue, management cannot provide assurance that the Year 2000 issue will not have an impact on the Company's operations.


NOTE 8 -       SUBSEQUENT EVENTS
               On June 25, 1999 Galaxy Enterprises, Inc. purchased the Company's net assets by assuming all liabilities of the Company. The agreement was effective May 31, 1999. The operations of the Company on May 31, 1999 ceased and business activities related to the Company were performed by Galaxy Enterprises, Inc. During 1998, the Company paid Galaxy Enterprises, Inc. $226,350 to package and ship a portion of its products.